Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Yacktman Focused Fund – Security Selection Only

Supplement dated October 17, 2019 to the Prospectus, dated May 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG Yacktman Focused Fund – Security Selection Only (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus, dated as noted above.

With respect to the section under “Summary of the Funds – AMG Yacktman Focused Fund – Security Selection Only” titled “Principal Investment Strategies” beginning on page 10, the last sentence of the fifth paragraph is hereby deleted in its entirety.

With respect to the section under “Additional Information About the Funds – AMG Yacktman Focused Fund – Security Selection Only” titled “Additional Information About the Fund’s Principal Investment Strategies” beginning on page 22, the first sentence of the second paragraph is hereby deleted in its entirety and replaced with the following: “AMG Yacktman Focused Fund – Security Selection Only invests primarily in common stocks of domestic and foreign companies, some, but not all of which, pay dividends.” Also with respect to the section under “Additional Information About the Funds – AMG Yacktman Focused Fund – Security Selection Only” titled “Additional Information About the Fund’s Principal Investment Strategies,” the first sentence of the fourth paragraph under “Low Purchase Price” is hereby deleted in its entirety and replaced with the following: “AMG Yacktman Focused Fund – Security Selection Only may hold fewer stocks than the typical stock mutual fund.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE